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                                                                   EXHIBIT 10.34

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 240.24B-2. "***" INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION.



                        COMBINATORIAL CHEMISTRY AGREEMENT

                                     BETWEEN

                                   SIDDCO INC.

                                       AND

                         AURORA BIOSCIENCES CORPORATION






***Confidential Information Requested

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                        COMBINATORIAL CHEMISTRY AGREEMENT

                                     BETWEEN

                                   SIDDCO INC.

                                       AND

                         AURORA BIOSCIENCES CORPORATION


This COMBINATORIAL CHEMISTRY AGREEMENT (the "Agreement") is effective April 25, 1998 (the "Effective Date"), by and between Systems Integration Drug Discovery Company, Inc., doing business as SIDDCO, an Arizona corporation with a place of business at 9040 South Rita Road, Suite 2338, Tucson, Arizona 85747 ("SIDDCO" hereinafter), and Aurora Biosciences Corporation, a Delaware corporation with a place of business at 11010 Torreyanna Road, San Diego, CA 92121 ("AURORA" hereinafter).

                                    RECITALS

           WHEREAS, AURORA is a screening technology company which designs and develops proprietary drug discovery systems, services and technologies to accelerate and enhance the discovery of new medicines; and

           WHEREAS, SIDDCO is a pharmaceutical company which develops technology relating to combinatorial chemistry and applies this technology to discover and optimize the properties of chemical entities useful as therapeutic agents; and

           WHEREAS, AURORA desires to enter into a research collaboration with SIDDCO during which SIDDCO will synthesize combinatorial chemistry libraries and chemical compounds for AURORA; and

           WHEREAS, AURORA may request that SIDDCO provide assistance to AURORA for the re-synthesis and scale-up synthesis of Hit Compounds identified by AURORA; and

           WHEREAS, AURORA desires to obtain a license to certain SIDDCO intellectual property and SIDDCO desires to grant to AURORA such license to certain SIDDCO intellectual property, under the terms of this Agreement; and

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            WHEREAS, in consideration for the foregoing AURORA is willing to make certain payments to SIDDCO and to have the option to make additional milestone and royalty payments under the conditions specified herein;

           NOW THEREFORE, in consideration of the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:




                                    SECTION 1

                                   DEFINITIONS

The terms defined in this Section 1 shall, for all purposes of this Agreement, have the following meanings, and the singular shall include the plural and vice versa as the context requires:

1.1 "Affiliate" means any company or other entity that, directly or indirectly, controls, is controlled by, or is under common control with the designated party but only for so long as such relationship exists. For purposes of this Section 1.1, controls, controlled and common control mean the possession of the power to direct or cause the direction of the management and the policies of an entity, whether through ownership directly or indirectly of at least 50 percent of the shares of stock entitled to vote by contract or otherwise in the case of a corporation and at least 50 percent of the interests in profits in the case of a business entity other than a corporation.

1.2 "AURORA Building Blocks" means ***.

1.3 ***.





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1.4 ***.

1.5 "AURORA Dedicated Team Manager" means the SIDDCO employee, to be designated by SIDDCO with notice to and approval by AURORA, to be SIDDCO's authorized representative with respect to the matters contemplated in this Agreement for decision and performance by the AURORA Dedicated Project Team.

1.6 "AURORA Library" means ***

1.7 ***

1.8 ***.

1.9 "AURORA Dedicated Team Consultant" means an AURORA consultant, to be designated by AURORA with notice to SIDDCO, who is an expert in chemical synthesis, to be AURORA's authorized representative to consult with the AURORA Dedicated Project Team.

1.10 ***.

1.11 ***.

1.12 ***




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1.13 Combinatorial Library(ies)" means ***

1.14 "Confidential Information" shall have the meaning set forth in Section
12.1.

1.15 ***

1.16 "***

1.17 "Consortium Executive Committee" has the meaning set forth in Addendum A.

1.18 "Consortium Research Management Team" has the meaning set forth in Addendum A.

1.19 "Control" or "Controlled" means, in the context of intellectual property, possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.

1.20 "Director of Consortium Chemistry" means the SIDDCO chemist designated by SIDDCO with the scientific leadership of the collaboration defined in this Agreement, and with other SIDDCO Consortium Partners and the activities and productivity of the Consortium Development Team and each Dedicated Project Team.

1.21 "Effective Date" is ***.





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1.21 "First Commercial Sale" means the first commercial sale of a Royalty
Bearing Product by any of AURORA, an AURORA Affiliate, Third Party Client, or AURORA licensee or sublicensee after government regulatory approval for marketing such product.

1.22       "Format" is defined in Appendix I.

1.23 "Full Time Equivalent," herein also referred to as "FTE," means the equivalent man-hours and effort supplied by a year-long effort ***of a single full-time ***employee, such as a professional employee of ***or an employee of a subcontractor of ***with substantially equivalent qualifications, skill and experience to enable them to perform their assigned task and as further defined in Section 3.1.

1.24       ***

1.25 "Intellectual Property Rights" means all existing Patents and all patents hereinafter issuing, both United States and foreign (including any additions, divisions, continuations, continuations-in-part, substitutions, extensions, renewals, utility models and certificates of invention or reissues thereof or therefor), all copyrights, trademark rights, and other property rights and interests of every nature (to the extent that such property rights and interests are of such legal status and nature as to permit the same to be lawfully licensed, specifically including, but not limited to, unpublished patent applications, unpatented inventions, ideas, data, Know-how, biological material, chemical compounds, reagents and trade secrets of any kind) and all registrations and applications therefor.

1.26 "Know-how" means ***

1.27 "Losses" shall have the meaning set forth in Section 10.1.

1.28 "Major Market Country" means Australia, Canada, China, France, Germany, Italy, Spain, Japan, Russia, and the United Kingdom.

1.29 "Net Sales" means the gross amounts actually received ***for sales of Royalty Bearing Product(s) whether invoiced or not, less: trade, quantity and cash discounts allowed; discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price and are appropriately deducted from sales under generally accepted accounting principles; Royalty Bearing Product returns and allowances; that portion of the sales value associated with drug delivery systems; and any tax imposed on the Royalty Bearing Product that is

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appropriately deducted from sales under generally accepted accounting principles
("GAAP"). Such amounts shall be determined from the books and records ***maintained in GAAP consistently applied***.

1.30 ***

1.31 ***

1.32 "Patent(s)" means (a) valid and enforceable United States patents, including reexaminations, reissues, extensions, term restorations and foreign counterparts thereof, including supplementary protection certificates and other administrative protections, and (b) pending applications, divisional applications and foreign counterparts thereof.

1.33 ***

1.34 ***


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1.35 "Royalty Bearing Product" means a therapeutic, prophylactic or diagnostic product that is approved for human use by the United States Food and Drug Administration or an equivalent foreign authority, in which an Optimized Compound is an active ingredient.

1.36 "Royalty Bearing Sales" means, with respect to each Royalty Bearing Product, Net Sales of such Royalty Bearing Product

1.37 "Royalty Term" means, on a country by country basis, the later of 1*** from the first commercial sale of a Royalty Bearing Product or 2) *** the Royalty Bearing Product, ***

1.38 "SIDDCO Combinatorial Chemistry Technology" means ***

1.39 SIDDCO Combinatorial Library" means ***

1.40 "SIDDCO Consortium Partner" means ***

1.41 "SIDDCO/AURORA Combinatorial Chemistry Technology" means ***


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1.42 "Specifications" are defined in Appendix I.

1.43 ***

1.44 ***.

1.45 "Target Assay" means ***.

1.46 "Term" of the Agreement has the meaning set forth in Section 7.

1.47 "Third Party" means any entity other than a party or any Affiliate of a party to this Agreement.

1.48 "Third Party Client" means any Third Party ***.

1.49 ***.

1.50 "Work Plan" means the ***

                                    SECTION 2

                                   OPERATIONS

2.1 Establishment and Management ***

           (a) Appointments: Upon execution of this Agreement, AURORA shall promptly designate its representatives to the (i) Consortium Executive Committee and the (ii) Consortium Research Management Team.

           (b) Management: The Combinatorial Chemistry Consortium shall be organized and managed in accordance with Addendum A attached hereto and made part


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hereof, as the same may be amended from time to time by written agreement of
AURORA, SIDDCO, and all of the other SIDDCO Consortium Partners.

2.2 AURORA/SIDDCO Executive Management Team.

           (a) Upon execution of this Agreement, SIDDCO and AURORA shall promptly designate their respective representatives to the AURORA/SIDDCO Executive Management Team. The responsibilities of the AURORA/SIDDCO Executive Management Team will be to review the progress of the AURORA Dedicated Project Team in executing the Work Plan (Appendix I) and assuring the quality and productivity of its interactions with AURORA and the Consortium Development Team, to address any AURORA/SIDDCO collaborative issues, and to generally manage the scientific and interrelationship dynamics of the AURORA/SIDDCO collaboration described in this Agreement. Any member of the AURORA/SIDDCO Executive Management Team may be replaced from time to time by notice from the party originally designating such member to the other party. The discussions and decisions of this team will be held under mutual confidentiality. The AURORA/SIDDCO Executive Management Team may establish such subcommittees, task forces, or other committees, and delegate its authority thereto, as it deems appropriate.

           (b) The AURORA/SIDDCO Executive Management Team shall meet alternately at their own expense, at SIDDCO or AURORA or an agreed upon site by video or telephone conference as often as necessary and mutually agreed upon, but at least twice a year. The AURORA/SIDDCO Executive Management Team shall conference (by video or phone) at least two weeks before the semi-annual meeting of the Consortium Executive Committee to address specific AURORA and SIDDCO collaboration issues, identifying those issues to be placed on the Consortium Executive Committee agenda pursuant to Addendum A.

           ***.



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2.4 ***.

2.5 Creation of the ***.

           (a) During the Term of this Agreement, SIDDCO shall collaborate confidentially with AURORA in the application of ***.


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           SIDDCO agrees to conduct confidential research, through the efforts of the AURORA Dedicated Project Team. SIDDCO will complete the Work Plan (see attached Appendix I for initial Work Plan) and such Work Plans may be amended from time to time by mutual written agreement of the parties. The AURORA Dedicated Team Manager *** from which the AURORA Dedicated Team Consultant can select for synthesis by the AURORA Dedicated Project Team; provided, however, AURORA shall select a ***. The AURORA Dedicated Team Consultant may confer with the AURORA Dedicated Project Team and the Consortium Development Team to suggest ***of the AURORA Dedicated Project Team. SIDDCO will ***, provided, however, that SIDDCO will not be required ***. AURORA and SIDDCO shall cooperate in establishing that all of the research payments made by AURORA to SIDDCO are contract research expenses as defined under Section 41 of the Internal Revenue Code and SIDDCO shall report to AURORA on the amount of said research which is conducted in the United States.

           (b) Consortium-Exclusive Collaboration. During the Term of this Agreement, SIDDCO ***, including AURORA, in the development and ***. SIDDCO agrees that it will ***, through the efforts of the Consortium Development Team, as requested and directed by the Director of Consortium Chemistry, the Consortium Management Team, and the Consortium Executive Committee.

                                    SECTION 3

***

3.1 ***.

         (a) SIDDCO will provide AURORA with ***
           ***
           ***



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            ***


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3.2 Options to Modify Scope of Relationship.

       (a) At AURORA's sole option, it may elect the following:

              (i) Extension of Project Term. After *** under the terms of this Agreement, but in any event no later than ***, AURORA may ***in a different or similar second ***for additional payments ***), such amount may be adjusted based on the amount of the proportional average cost increase or decrease of the first *** and excluded from the average calculation. If AURORA elects to exercise this option, ***of the total payment will be due upon the exercise of the option, ***upon delivery of first ***of the ***, and the remainder of the payment, will be due within *** the total of ***within ***of AURORA's exercise of this option. AURORA may also exercise an identical option, before ***, for an additional *** in a third ***and adjusted as above. Such option will be subject to the same terms and conditions of this Agreement, with respect to ***. SIDDCO and AURORA agree that if, calculated in accordance with GAAP, SIDDCO has ***.



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                     (ii) ***:

                     1)       SIDDCO shall provide, upon AURORA's demand, ***



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                     2)       ***

                     3)       ***.

                     4)      SIDDCO shall ***.

                     5)      ***.



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       (iii) ***. AURORA shall have the option ***to section 4.1 by *** or receive ***, by providing ***set forth in Section 3.2a(ii) if the total ***.



                                    SECTION 4

                         PAYMENT FOR AGREEMENT RESEARCH

4.1 ***.

        In consideration of a license fee for the use of ***, a license fee for the use of ***, a license fee for the use of the ***, and a license fee for the use *** in the development of the necessary *** ("SIDDCO Technology License") and SIDDCO making and delivering to ***, AURORA agrees to pay to *** as set forth below:

       (a) ***, for the SIDDCO Technology License.;

       (b) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;

       (c) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.



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(d) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.

(e) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.

(f) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.

(g) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.

(h) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.

(i) *** for the SIDDCO Technology License within ***of the delivery to AURORA under Section 3.1(a) of ***of the ***and the associated ****** for the materials and handling of ***;.



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           The parties agree that after ***, SIDDCO may ***for the first delivery, so long as ***. If SIDDCO delivers early, AURORA may begin ***early as set forth in Section 3.1(a) and will pay SIDDCO within ***of such delivery, unless the ***by AURORA. In addition, SIDDCO may not deliver the first delivery of compounds due on ***before ***to AURORA. Each subsequent delivery as set forth in Section 3.1(a) can not be delivered to AURORA ***earlier than the delivery date set forth in Section 3. Further, AURORA will only be obligated to pay for a delivery that ***AURORA as set forth in Section 3. ***.

       The parties agree that after ***, SIDDCO may ***, so long ***. If SIDDCO delivers early, ***as set forth in Section 3 and will pay SIDDCO within ***of such delivery, unless the ***by AURORA***.

           If after ***the first delivery is ***then AURORA reserves the right to ***this Agreement arising before such date. ***.



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           ***

***

4.2 ***. In consideration of SIDDCO making and *** to AURORA as set forth in
Section 3.1 (b), AURORA agrees to pay SIDDCO ***to perform the planning and synthesis at a rate of



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***, within ***of the delivery of each compound and a payment invoice, in the case where the ***involves up to ***. In the case *** involves more than ***, SIDDCO shall provide additional ***, subject to AURORA's written approval, which involve ***for a minimum ***of the delivery of each compound or library of compounds together with a payment invoice. Except in the case of the last FTE payment in any calendar year is made less than three (3) months before the end of the Calendar year. In this case AURORA shall pay a pro-rated amount for the remaining one (1) or two (2) months of that calendar year, and pay the remaining balance January 2 of the succeeding calendar year.

4.3 ***. In consideration of SIDDCO making and *** to AURORA, its Affiliate, or a Third Party Client who separately contracts with ***, and in the absence of any specific or negotiated ***, AURORA or the Third Party Client agrees to pay SIDDCO for the FTE employed to perform the planning and ***, and for the cost of ***of the delivery of each compound or library of compounds with a payment invoice. In the event that SIDDCO shall provide ***FTE's for a minimum ***, AURORA or the Third Party Client shall pay SIDDCO FTE costs *** of the delivery of each compound or library of compounds together with a payment invoice. Except in the case of the last FTE payment in any calendar year is made less than three
(3) months before the end of the Calendar year. In this case AURORA shall pay a pro-rated amount for the remaining one (1) or two (2) months of that calendar year, and pay the remaining balance January 2 of the succeeding calendar year.

4.4 ***. For the first ***below achieved by an ***for a *** provided any ***as set forth in Section 3.2 (a) (ii), AURORA, or a Third Party Client who separately contracts with SIDDCO in accordance with the terms set forth in
Section 3.2 (a) (ii***within ***following the ***:



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       (a) In Vivo Testing. A fee of ***upon initiation of in vivo testing for good laboratory practice toxicology.

       (b) Acceptance of IND or Foreign Equivalent. A fee ***upon notification to AURORA of the acceptance of the first IND (Investigational New Drug Application), or an equivalent foreign filing in a Major Market Country.

       c) Initiation of Phase II Trials. A fee *** upon initiation of Phase II Clinical Trials.

       (d) Initiation of Phase III Trials. A fee ***upon initiation of Phase III Clinical Trials.

       (e) NDA Approval. A fee of ***upon approval by the United States Food and Drug Administration of a New Drug Application required for purposes of authorizing the intrastate marketing and sale in the United States, or an equivalent approval in a Major Market Country.

4.5 Milestone Payments for ***. For the first occurrence of a milestone below achieved by an *** where ***leading to in vivo testing as set forth in Section
3.2 (a) (ii) and not subject to Section 4.4, AURORA, or a Third Party Client who separately contracts with SIDDCO in accordance with the terms set forth in
Section 3.2 (a) (ii), ***the amounts set forth below within ***days following
***:

       (a) In Vivo Testing. A fee of ***upon initiation of in vivo testing for good laboratory practice toxicology.

       (b) Acceptance of IND or Foreign Equivalent. A fee *** upon notification to AURORA of the acceptance of the first IND, or an equivalent foreign filing in a Major Market Country.

       (c) Initiation of Phase II Trials. A fee *** upon initiation of Phase II Clinical Trials.

       (d) Initiation of Phase III Trials. A fee of ***upon initiation of Phase III Clinical Trials.


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           (e) NDA Approval. A fee of ***upon approval by the United States Food and Drug Administration of a New Drug Application required for purposes of authorizing the intrastate marketing and sale in the United States, or an equivalent approval in a Major Market Country.

4.6 ***.

4.7 Sales by Licensees or Sublicensees. In the event that AURORA grants licenses or sublicenses to others to ***, such licenses or sublicenses shall include an obligation for the licensee or sublicensee to account for and report its milestone-bearing progress and Royalty Bearing Sales of such Optimized Compounds, or Royalty Bearing Products on the same basis as if such milestones were achieved by AURORA or such sales were Royalty Bearing Sales by



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*** achieved by the sublicensee were achieved by AURORA or the Royalty Bearing
Sales of the sublicensee were Royalty Bearing Sales of AURORA.

4.8 Royalty Payments and Reports. A report summarizing the Royalty Bearing Sales of any Royalty Bearing Products during the relevant quarter shall be delivered to SIDDCO within thirty (30) days following the end of each calendar quarter and sixty (60) days following the end of each calendar year for which royalties are due from AURORA. Royalty payments under this Agreement shall be made to SIDDCO or its designee quarterly within thirty (30) days following the due date for the report described in the first sentence of this Section 4.8.

4.9 Taxes. SIDDCO shall pay any and all taxes levied on account of milestones and royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, AURORA will (i) deduct those taxes from the remittable milestone or royalty, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to SIDDCO within thirty (30) days following that payment.

4.10 Payments. All payments under this Agreement shall be made directly to SIDDCO in United States Dollars by wire transfer to the following account. Payments made pursuant to this Agreement shall be sufficiently made or given on the date of Electronic Funds Transfer (EFT) to:

                     ***


4.12. If AURORA makes any deduction or withholding payment hereunder required by law, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish SIDDCO an original or certified copy of a receipt evidencing payment thereof together with such other information and documents as SIDDCO may reasonably request.

4.13 SIDDCO and AURORA agree that SIDDCO will earn the revenue under this contract on an as paid basis in regards to the technology use license fee and FTE payments for AURORA contract options, and on a delivery basis in regards to compound use license fees and compound delivery payments. Payment reductions to AURORA as a result of



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 ***, if any, apply when recognized by ***

4.14 As part of this Agreement, as separately contracted, AURORA agrees to purchase SIDDCO Stock pursuant to a Stock Purchase Agreement.



                                    SECTION 5

                                       ***

5.1 AURORA will ***.

5.2  AURORA will ***.

5.3 All SIDDCO ***

5.4 All SIDDCO/AURORA ***

5.5 All AURORA ***.

5.6 ***.

5.7 Without limiting the foregoing (Sections 5.1, 5.2, 5.3, 5.4, 5.5, and 5.6), *** reserves the right to ***, for the ***for itself and ***. The parties agree that nothing in Section 5.7 precludes ***to satisfy its obligations under this Agreement.



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5.8 The ***

5.9 Subject to the confidentiality provisions herein, each party shall make available to the other all information in its possession necessary or expedient for the filing of patent applications arising out of the collaboration in all countries of the world and shall be obligated to make assignment of patent rights to perfect ownership as set forth herein. The costs of prosecution, enforcement and maintenance of Patents shall be born by the party applying therefor or the party demanding enforcement.

                                    SECTION 6

                                    LICENSES

6.1 Rights and Licenses Granted by SIDDCO to AURORA. SIDDCO hereby grants to AURORA and its Affiliates the following rights and licenses:

***



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6.2 Licenses Granted by AURORA to SIDDCO. AURORA hereby grants to SIDDCO and its
Affiliates the following rights and licenses:

***

Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, or Intellectual Property Rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Confidential Information, or Intellectual Property Rights owned or Controlled by a party. Rights not expressly licensed in this Agreement are retained by party granting a license.

                                    SECTION 7

                              TERM AND TERMINATION

7.1 Term. The provisions of Sections 2 and 3 obligating ***and other obligations herein, and provide services, to AURORA shall begin upon the Effective Date of this Agreement and shall continue for the initial Term of this Agreement which, unless terminated earlier as provided in this Section 7, shall be until ***. Except in the case of early



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termination as provided in Section 7 in this Agreement, SIDDCO shall be obligated to continue to perform the research and development services described in Sections 2 and 3 of this Agreement for an additional period(s) at the option of AURORA as provided in Section 3, given reasonable prior notice before ***.

7.2 ***. In the event that SIDDCO shall deliver the ***that is the subject of this Agreement to AURORA ***, as set forth in the Work Plan (Appendix I attached hereto), this Agreement shall terminate, survived only by the provisions provided for in Sections 3, 5, 6 and 7.1.

7.3 Remedies in the Event of Material Breach. In the event that either party commits a material default under this Agreement and fails to cure such default *** after written notice specifying the default, the non-defaulting party may terminate this Agreement, provided that if the defaulting party is using its good faith efforts to cure the default, the right to cure shall continue for the duration of such efforts not to exceed ***. The parties shall have the right to arbitrate any disputes regarding this Section 7.3 in accordance with Section 10.

7.4 Survival of Rights and Licenses. ***.

       (b) The rights granted to ***under this Agreement under ARTICLE 6 herein shall ***. Licenses and Intellectual Property Rights regarding the parties will survive as set forth in Sections 5 and 6.

7.5 ***



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                                    SECTION 8

                            LIMITATION OF ASSIGNMENT

8.1        Assignment.

           (a) Either Party may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement.

           (b) Either Party to this Agreement may assign its rights or obligations under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets, or otherwise with the prior written consent of the other Party. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be required hereunder; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

           (c) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

           (d) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer its rights or obligations under this Agreement to another company or person, except as herein expressly provided or permitted or except to a successor of substantially the whole of its business relating to the subject matter of this Agreement and then only subject to the terms and provisions hereof, and as specifically described in Section 8.1, except that either party may, with the consent of the other party, which consent shall not be unreasonably withheld, extend or transfer all or any portion of its rights hereunder to any of its Affiliates that shall agree to be bound by the provisions hereof relating to the assigned rights with the same effect as if it were named herein but the assignor shall continue to be responsible for performance by



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           such Affiliate of its obligations hereunder. Subject to the provisions of Section 9 and Section 13, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SIDDCO shall have the right to subcontract its obligations hereunder to a Third Party, reasonably acceptable to AURORA whose consent will not to be unreasonably withheld, provided that SIDDCO shall remain primarily liable to AURORA for its obligations hereunder and SIDDCO notifies AURORA of such subcontractor.

8.2 Assignment of Payments. Notwithstanding the above limitations on assignment, SIDDCO may, at its sole option, without the written consent of AURORA, assign its right to receive payments due hereunder to a lender making a loan to SIDDCO for the purchase of scientific equipment or research facilities. The assignment of such right by SIDDCO shall in no way relieve SIDDCO of any of its obligations and duties hereunder and AURORA's payment obligations hereunder shall continue to be contingent on SIDDCO's performance of such obligations and duties. SIDDCO hereby releases AURORA from all claims and liabilities which arise or result from AURORA's payment to a third party under this provision.

                                    SECTION 9

                                   ARBITRATION

9.1 Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, SIDDCO's CEO and AURORA's president will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within thirty (30) days of a formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within thirty (30) days after such notice is received. Except as otherwise provided specifically herein, any controversy or claim under this Agreement shall be solely settled by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first use their best efforts to resolve such dispute by negotiation. ***. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty
(20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon



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the parties hereto and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.




                                   SECTION 10

                                 INDEMNIFICATION


10.1 Indemnification. AURORA hereby agrees to indemnify, defend and hold SIDDCO, and its respective officers, directors, employees, and agents (collectively, the "SIDDCO Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, ***; except to the extent such damages or other amounts payable are attributable to: (i***wrongful act or omission of any SIDDCO Indemnitee, or (iv) any breach of this Agreement by an SIDDCO Indemnitee or misrepresentation contained herein.

10.2 SIDDCO hereby agrees to indemnify, defend and hold AURORA, and its respective officers, directors, employees, and agents (collectively, the "AURORA Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, ***except to the extent such damages or other amounts payable are attributable to: (i***



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           wrongful act or omission of any AURORA Indemnitee, or (iv) any breach of this Agreement by an AURORA Indemnitee or misrepresentation contained herein.

10.3 Notice of Claim. In the event that any Party receives a notice of a claim with respect to a AURORA Library or other compound synthesized by SIDDCO such Party shall inform the other Party as soon as reasonably practical. The Parties shall confer on how to respond to the claim and on how to handle the claim in an efficient manner.

                                   SECTION 11

                                  INFRINGEMENT

11.1 Cooperation in Enforcement. At the sole expense of AURORA, SIDDCO shall cooperate with AURORA in the patent prosecution and enforcement of AURORA's rights to AURORA Hit Compounds against a Third Party SIDDCO shall not be obligated to initiate any such action against a Third Party.

11.2 Third Party Infringement. In the event that the rights of AURORA under any SIDDCO patent shall be infringed by a third party, SIDDCO shall cooperate with AURORA in the enforcement of AURORA's rights to use the *** against such third party at the sole expense of AURORA. SIDDCO shall not be obligated to initiate any such action against a third party. In the case *** shall be entitled to receive a share of the net recovery from such action regarding SIDDCO Combinatorial Chemistry Technology in proportion to the number of ***, after all expenses of litigation are paid. In the event SIDDCO elects to initiate or participate in such action, AURORA shall cooperate with SIDDCO at SIDDCO's expense.

                                   SECTION 12

                     CONFIDENTIAL INFORMATION; PUBLICATIONS

12.1 Any non-public information provided by either Party to the other pursuant to this Agreement shall be considered confidential information and shall not be used or disclosed for any purpose, except as provided herein, for the Term of this Agreement and for five (5) years thereafter. This obligation shall not apply to information which:



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             (a) Was already known to the receiving Party, as evidenced by written records, other than under an obligation of confidentiality at the time of disclosure by the other Party;

            (b) Was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

            (c) Was received from a third Party without obligation of confidentiality and without breach of an obligation of confidentiality;

            (d) Was independently developed by the receiving Party without breach of the provisions of this Agreement as evidenced by written records; or

           (e) Was disclosed by order of a court or regulatory authority, provided that the disclosing party shall be given prompt notice of such order and a reasonable opportunity to minimize and otherwise protect such disclosure, with the reasonable cooperation of the receiving party.

12.2 Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in (i) filing or prosecuting patent applications, (ii) prosecuting or defending litigation, (iii) complying with applicable laws or regulations or (iv) conducting preclinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impractical for necessary disclosures (e.g., in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. Nothing in this Section 12 shall restrict any Party from using for any purpose consistent with the terms of this Agreement any information developed by it during the term of this Agreement. When a Party makes a disclosure of the other Party's Confidential Information to any of its employees, the Party making such disclosure shall ensure that such employees are bound by written confidentiality agreements having substantially the same terms as this Section 12.

12.3 Disclosure of the Agreement. The Parties agree that neither Party shall disclose to any Third Party the material terms of this Agreement, including without limitation the number of compounds to be delivered by SIDDCO to AURORA, the milestone events, milestone payments and royalty rates set forth in Section 4, and the method of calculating royalties hereunder without the prior written consent of the other Party, except as required for either Party to comply with applicable state and federal securities laws or except as



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expressly authorized by the other Party pursuant to Section 4 or as set forth in a press release.

12.4 Survival. This Section 12 shall survive the termination or expiration of this Agreement for a period of five (5) years following the termination or expiration of this Agreement.

12.5 Press Release. SIDDCO and AURORA each agree to prepare and issue a press release concerning the execution of this Agreement, provided that each such press release shall be subject to the prior review and written consent of the other Party. Any subsequent press release by either Party related to a change in the status of this Agreement shall also be subject to the prior review and consent of the other Party. Not withstanding the foregoing, neither Party shall have an obligation to the other to obtain the prior review and consent of the other with respect to documents referring to this Agreement or the business relationship between the Parties filed with the Securities and Exchange Commission, any stock exchange on which either Party's securities are listed or may be listed in the future, or any other governmental agency, department, bureau or administrative unit.

12.6 Publication of Scientific Advances. It is the intent of the Parties to permit the publication of scientific advances during the Term of this Agreement in order to further the development of science and the credibility of AURORA and SIDDCO in the scientific, business, and financial community. Publication shall be delayed as necessary to permit the filing of patent applications or to maintain trade secrets within the Combinatorial Chemistry Consortium, or as otherwise directed by the Consortium Research Management Team or the AURORA/SIDDCO Executive Management Team. Nothing in this Section 12 shall authorize either party to publish the confidential information of the other party.

12.7 Employee Confidentiality Agreements. (a) Each party shall have a written agreement with each of its employees, subcontractors or consultants having access to confidential information of the other party reflecting the obligations set forth in this Section 12.

           (b) AURORA shall have a written agreement with its ***and Team Consultant, and its other representatives appointed to the various teams and committees described herein, and SIDDCO shall have a written agreement with its AURORA Dedicated Project Team members, Consortium Development Team members, and its representatives to the various teams and committees described herein, and each Consortium Partner shall have a written agreement with its ***, Visiting Scientists, and representatives to the various teams and committees described herein that any non-public information provided by any party to the other, whether advertently or


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        inadvertently, pursuant to biological active compounds of another SIDDCO collaborator during the pursuit of this collaboration, shall be considered confidential information and shall not be used or disclosed for any purpose, except as provided herein, for the Term of this Agreement and for ***thereafter. This obligation shall not apply to information which is expressly excluded pursuant to paragraphs 12.1 (a) through 12.1 (e).

        12.8 Exports. The parties agree that each shall not knowingly export or re-export, directly or indirectly, any information, technical data, samples or equipment received or generated thereunder in violation of any applicable United States government regulations, including but not limited to the United States Department of Commerce Export Control Regulations regarding exports, re-exports and activities, Code of Federal Regulations, Volume 15, Sections 730-772.

        12.9 Government Regulations. SIDDCO shall not knowingly transfer to AURORA any AURORA Library which represent a violation of applicable United States government regulations or the license terms.

12.10 Employee Invention Agreement. AURORA shall have a written invention assignment agreement with its AURORA Dedicated Project Team Leader, AURORA Dedicated Team Consultant and its other representatives, and SIDDCO shall have a written invention assignment agreement with its AURORA Dedicated Team Manager, AURORA Dedicated Project Team members, Consortium Development Team members, and its representatives, that any inventions shall be assigned, with the payment of $1.00, to their respective company of employment, as such inventions pertain to the subject of this Agreement, to be in effect for the Term of this Agreement and for five (5) years thereafter.

                                   SECTION 13

                         REPRESENTATIONS AND WARRANTIES

13.1 Each party hereby represents and warrants:

                Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.




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

                Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.


13.2 SIDDCO represents and warrants it owns or Controls under valid licenses***

13.3 SIDDCO represents and warrants that the ***is, and will be, only accessible to the ***and that only the ***will only be accessible to the ***.

13.3 SIDDCO does not guarantee the validity of any future patent rights licensed hereunder and makes no representation with regard to the scope or patentability of the ***or that such patent rights may be exploited by AURORA or an Affiliate without infringing other Patents.

13.4 AURORA does not guarantee the validity of any future patent rights licensed hereunder or that such patent rights may be exploited by SIDDCO or an Affiliate, or ***, without infringing other Patents.

13.5 Except as expressly provided herein, neither party makes any representation or warranty to the other as to merchantability or fitness for a particular purpose, or any other warranty of any kind whatsoever as to any product, technology, or service to be provided thereunder.


                                   SECTION 14

                                  MISCELLANEOUS



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14.1 Notices. All required or permitted notices to either Party to this
Agreement shall be in writing and shall be deemed given or served if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service to such Party addressed to it at the following addresses or to such other address or call number as it shall designate by written notice given to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof:

TO SIDDCO:
                               SIDDCO, INC.
                               9040 South Rita Road, Suite 2338
                               Tucson, Arizona 85747
                               Attention: Colin Dalton, Executive Vice President

                              With a copy to:
                               Bryan E. Daum, Attorney at Law
                               1760 East River Road, Suite 115
                               Tucson, Arizona 85718

TO AURORA:

                               AURORA Biosciences Corporation
                               11010 Torreyana Road
                               San Diego, CA  92121
                               Attention: Paul A. Grayson
                                 Sr. Vice President, Corporate Development

                           With a copy to:
                               John D. Mendlein, Ph.D., J.D.
                               Vice President Intellectual Property and
                                 Senior Legal Counsel

14.2 Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other Party, that consent or approval shall not be unreasonably withheld, and whenever in this Agreement provision is made for either Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

14.3 Force Majeure. Neither Party shall be held liable for any failure or delay in performance which is the result of fire, flood, earthquake, embargo, government regulation, governmental action prohibition or intervention, act of war (whether declared or not), strike, lockout, or act of God, providing that the Party claiming force majeure has



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


made all reasonable efforts to avoid or remedy such force majeure and that neither Party shall be required to settle any labor dispute.

14.4 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of such rights or remedies provided for in this Agreement.

14.5 Severability. In the event that any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed stricken in such jurisdiction, and the remainder of this Agreement shall be given full force and effect consistent with the intent of the Parties.

14.6 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted the ambiguous provision.

14.7 Entire Agreement. This agreement sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parities hereto and supersedes and terminates all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No modification or amendment to this Agreement shall be valid or binding upon the Parties hereto unless reduced to writing and signed by their respective duly authorized officers.

14.8 Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, excluding choice of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective the day and year first above written.

SIDDCO, Inc.                              Aurora Biosciences Corporation
9040 S. Rita Road, Suite 2338             11010 Torreyana Road
Tucson, AZ  85747                         San Diego, CA  92121

By: /s/ BRUCE E. SELIGMANN                By: /s/ TIMOTHY J. RINK
    -------------------------------          ----------------------------------
        Bruce E. Seligmann, Ph.D.            Timothy J. Rink, M.A., M.D., Sc.D.
        President and CEO                    President and CEO

Date:  April 23, 1998                      Date: April 23, 1998
       -----------------------------             -------------------------------


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




                                   ADDENDUM A
                                       ***


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


                                   APPENDIX I

           (b)   ***.



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

                                   APPENDIX II

                                       ***



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